Securities Act Reg. No. 333-164062
Investment Company Act Reg. No. 811-09094

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14 /A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

/X/ Pre-Effective Amendment No. 1	/ / Post-Effective Amendment No.

LEUTHOLD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402
(Address of Registrant’s Principal Executive Offices)

(612) 332-9141
(Registrant’s Telephone Number, Including Area Code)

Steven C. Leuthold
Leuthold Weeden Capital Management, LLC
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)

Copies of all communications to:

Richard L. Teigen
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: Shares of common stock, par value $0.0001 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

LEUTHOLD FUNDS, INC.
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402

January 31 , 2010

Dear Leuthold Select Equities Shareholder:

          We are sending this information to you because you are a shareholder of the Leuthold Select Equities Fund (the “Select Equities Fund”), a series of Leuthold Funds, Inc. (the “Company”). The Board of Directors (the “Directors”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Select Equities Fund by the Leuthold Select Industries Fund (the “Select Industries Fund”), another series of the Company. We sometimes refer to each of the Select Equities Fund and the Select Industries Fund as a “Fund” and together, the “Funds”.

          The acquisition, which is expected to become effective in February of 2010, is described in more detail in the attached Prospectus. You should review the Prospectus carefully and retain it for future reference. In connection with this acquisition, we are not asking you for a proxy and you are requested not to send a proxy.

          The Select Equities Fund and the Select Industries Fund have identical investment objectives. While the Funds have differing investment strategies, as described below, essentially all of the investments of the Select Equities Fund are within the screens of the Select Industries Fund so that they are eligible investments. Indeed, approximately 25% of the portfolio of the Select Equities Fund is currently held by the Select Industries Fund.

          We anticipate that the acquisition will result in benefits to the shareholders of the Select Equities Fund as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide a similar investment opportunity with a lower expense ratio for the Select Equities Fund shareholders. In recommending the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Select Equities Fund’s prospects for future sales, expense ratio reductions expected to result from the acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition, and the Directors have concluded that the acquisition is in the best interests of the Funds.

          Upon the acquisition of the Select Equities Fund by the Select Industries Fund, shareholders of the Select Equities Fund will receive shares of the Select Industries Fund, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in the Select Equities Fund. The Select Equities Fund would then terminate. The shareholders of the Select Equities Fund will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

/s/ Steven C. Leuthold
Steven C. Leuthold
President
Leuthold Funds, Inc.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the Prospectus or the securities to be issued pursuant to the acquisition under the Prospectus or determined if the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The enclosed Prospectus is dated January 31 , 2010 and is
first being mailed to shareholders on or about February 3 , 2010.

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LEUTHOLD FUNDS, INC.
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402

QUESTIONS AND ANSWERS

Dated: January 31 , 2010

          Question 1: What is this document and why did we send this document to you?

          Answer: The attached document is a Prospectus that provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of the Leuthold Select Equities Fund (the “Select Equities Fund”), a series of Leuthold Funds, Inc. (the “Company”), by the Leuthold Select Industries Fund (the “Select Industries Fund”), another series of the Company. (The Select Equities Fund and the Select Industries Fund are each a “Fund” and, collectively, the “Funds”.)

          On December 4, 2009, the Board of Directors (the “Directors”) of the Company approved and declared advisable the Acquisition of the Select Equities Fund by the Select Industries Fund. The Acquisition does not require approval by shareholders of the Select Equities Fund. We are not asking you for a proxy and you are requested not to send a proxy.

          Shareholders may contact the Company by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling 1-800-273-6886.

          Question 2: How will the Acquisition work?

          Answer: The Plan of Acquisition and Liquidation dated as of January 31 , 2010 (the “Plan”) provides for (1) the transfer of all the assets of the Select Equities Fund to the Select Industries Fund, (2) the assumption by the Select Industries Fund of all the liabilities of the Select Equities Fund, (3) the issuance to shareholders of the Select Equities Fund of shares of the Select Industries Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Select Equities Fund in redemption of their shares of the Select Equities Fund, and (4) the termination of the Select Equities Fund.

          Shareholders of the Select Equities Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

          Question 3: Why is the Acquisition taking place?

          Answer: After considering the recommendation of Leuthold Weeden Capital Management, LLC (the “Adviser”), the Directors concluded that participation by the Select Equities Fund in the Acquisition is in the best interests of the Select Equities Fund. In recommending the Acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Select Equities Fund’s prospects for future sales, expense ratio reductions expected to result from the acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

          Question 4: When will the Acquisition take place?

          Answer: The Acquisition is expected to take place in February 2010.

          Question 5: Who will bear the expenses of the Acquisition?

          Answer: The expenses of the Acquisition will be borne by the Adviser. The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Select Industries Fund rebalancing its portfolio in the ordinary course following the Acquisition.

          Question 6: Where can I find additional information about the Funds?

          Answer: Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated January 31, 2010 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with the Prospectus. The SAI is incorporated by reference into this Prospectus.

           The SAI is available to shareholders without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. This information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

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LEUTHOLD FUNDS, INC.
33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402

PROSPECTUS DATED JANUARY 31 , 2010

Acquisition of the Assets and Assumption of the Liabilities of

Leuthold Select Equities Fund

By, and in Exchange for Shares of,

Leuthold Select Industries Fund

          We are sending this Prospectus to you because you are a shareholder of the Leuthold Select Equities Fund (the “Select Equities Fund”), a series of Leuthold Funds, Inc. (the “Company”). The Board of Directors (the “Directors”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Select Equities Fund by the Leuthold Select Industries Fund (the “Select Industries Fund”), another series of the Company. We sometimes refer to each of the Select Equities Fund and the Select Industries Fund as a “Fund” and together, the “Funds”.

          We are not asking you for a proxy and you are requested not to send a proxy.

           Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated January 31, 2010 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with the Prospectus. The SAI is incorporated by reference into this Prospectus.

           The SAI is available to shareholders without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. This information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

          This Prospectus sets forth concisely the information about the Select Equities Fund and the Select Industries Fund that you should know before considering the acquisition and it should be retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the Prospectus or the securities to be issued pursuant to the acquisition under the Prospectus or determined if the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

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PROSPECTUS

i

I.	SYNOPSIS

	A.	Overview

          The following summary highlights differences between the Select Equities Fund and the Select Industries Fund. This summary is not complete; for more complete information, please read this entire document.

          The Select Equities Fund is a diversified open-end fund, with assets, as of September 30, 2009, of approximately $10,076,921, and seeks capital appreciation. The Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies who are poised to outperform the market (the “Select Equities Strategy”). The Fund will invest in companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

          The Select Industries Fund is a diversified open-end fund, with assets, as of September 30, 2009, of approximately $47,543,360, and seeks capital appreciation. The Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (the “Select Industries Strategy”). The Fund will invest in companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

B.	Reasons for the Reorganization/Director Deliberations

          The Funds’ investment adviser, Leuthold Weeden Capital Management, LLC (the “Adviser”), recommended that the Directors approve the proposed Plan of Acquisition and Liquidation dated as of January 31 , 2010 (the “Plan”). The Directors considered the factors discussed below, among others, from the point of view of the interests of the Select Equities Fund and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the acquisition contemplated by the Plan (the “Acquisition”) would be in the best interests of the Select Equities Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and the Acquisition.

          The Directors considered, among other things:

•	The Adviser discussed with the Directors that it believes that the Acquisition would benefit the Select Equities Fund and its shareholders by potentially resulting in a lower expense ratio;

•

Potential shareholder benefits, including the fact that, based on September 30, 2009 expense numbers, the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Select Equities Fund;

•	The current asset level of the Select Equities Fund and the combined pro forma asset level of the combined Fund;

•	The historical performance of the Funds;

•	The investment objective and principal investments of the Funds;

•	The form of the Plan and the terms and conditions of the Acquisition;

          Also, the Directors approved the Plan on behalf of the Select Industries Fund.

C.	Comparison of the Funds

	1.	Investment Objectives and Principal Investment Policies

          Select Equities Fund and Select Industries Fund

           The investment objective of each Fund is capital appreciation, but the Funds do have differing investment strategies. As described more fully below, the Select Equities Fund’s holdings are chosen using a quantitative model that is designed to identify those equity securities that the Adviser expects are most likely to increase in price or outperform the market, while the Select Industries Fund uses a quantitative model that is designed to identify equity securities in those groups that are expected to have superior investment performance. While the Funds have differing investment strategies, essentially all of the investments of the Select Equities Fund are within the screens of the Select Industries Fund so that they are eligible investments. Indeed, approximately 25% of the portfolio of the Select Equities Fund is currently held by the Select Industries Fund. The Select Equities Fund adjusts its portfolio as often as every two weeks, while the Select Industries Fund adjusts its portfolios on a monthly basis. It is expected that the Select Industries Fund portfolio will be adjusted shortly after the Acquisition in compliance with its regular practices.

          Select Equities Fund

          The Select Equities Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies who are poised to outperform the market. The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

          Select Industries Fund

          The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection. The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

2.	Investment Advisory Fees

          The Select Equities Fund and the Select Industries Fund pay advisory fees to the Adviser at the same annual rate of 1.00% of each Fund’s average daily net assets.

3.	Distribution

          Select Equities Fund

          The Select Equities Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”). The 12b-1 Plan was adopted in anticipation that the Select Equities Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management. The 12b-1 Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Directors, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

          Select Industries Fund

          The Select Industries Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Fund. Payments under this plan are authorized by the officers of the Company.

4.	Purchase and Redemption Procedures

The purchase and redemption procedures for the Funds are the same.

5.	Exchange Procedures

The exchange procedures for the Funds are the same.

6.	Service Providers

The Funds have the same service providers, which will continue in their capacity after the Acquisition.

7.	Business Structure

Each Fund is a series of the Company, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law.

D. Federal Tax Consequences of the Proposed Reorganization

           Neither the Select Equities Fund nor its shareholders should be required to recognize gain or loss as a result of the Acquisition. The aggregate tax basis of the shares of the Select Industries Fund received by a shareholder of the Select Equities Fund (including any fractional shares to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shareholder’s shares of the Select Equities Fund that are surrendered in exchange for such shares of the Select Industries Fund. The holding period of the shares of the Select Industries Fund received by a shareholder of the Select Equities Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Select Equities Fund surrendered by the shareholder in the exchange, provided that such shares of the Select Equities Fund are held as capital assets by the shareholder at the time of the Acquisition. The holding period and tax basis of each asset of the Select Equities Fund in the hands of the Select Industries Fund as a result of the Acquisition should be the same as the holding period and tax basis of each such asset in the hands of the Select Equities Fund prior to the Acquisition, This tax information is based on the advice of Foley & Lardner LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”).

           Prior to the closing of the Acquisition, the Company, if necessary, will declare a distribution to shareholders of the Select Equities Fund which, together with all previous distributions, will have the effect of distributing to the Select Equities Fund shareholders all of the Select Equities Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

           A significant portion of the assets of the Select Equities Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Select Equities Fund’s basis in such assets. Any net capital gains (i.e., the excess of net realized long-term capital gains over net realized short-term capital losses) and any net realized short-term capital gains recognized in these sales will be distributed to the Select Equities Fund’s shareholders as capital gain dividends and ordinary dividends, respectively, during or with respect to the year of sale, and such distributions will be taxable to shareholders. As of September 30, 2009, the Select Equities Fund has a capital loss carryforward position of $4,843,089, which may be used to offset capital gains generated by such sales. The Select Industries Fund has a capital loss carryforward position of $1,593,984.

           In the ordinary course, the Select Industries Fund rebalances its portfolio on a monthly basis. If the Acquisition had occurred as of December 31, 2009, and the Select Industries Fund had rebalanced its portfolio on the next business day, approximately 78% of the Select Equities Fund’s portfolio would have turned over, which would have resulted in approximate trading costs (including brokerage commissions, taxes, and custodian fees) of approximately $13,636. No capital gain distributions would have been made to shareholders because the Select Equities Fund’s capital loss carryforward positions would have been used to offset such distributions.

II.	PRINCIPAL RISK FACTORS

          Each of the Funds is subject to the following principal risks:

•

Market Risk: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

•

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Funds or by mutual funds in which the Funds invest may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Funds. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•

High Portfolio Turnover Risk: The Funds’ annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by a Fund’s shareholders of increased taxes on realized gains. Distributions to a Fund’s shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

•

Quantitative Investment Approach Risk: The Funds utilize a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

III.	COMPARISON FEE TABLE, EXAMPLE AND PORTFOLIO TURNOVER

	A.	Fee Table

          The Acquisition would result in a reduction in expense ratios for shareholders of the Select Equities Fund. The following table shows the Funds’ expense ratios and pro forma expense ratio of the combined Fund as of September 30, 2009.

Total Annual Expense Ratio

Leuthold Select Equities Fund	1.89%

Leuthold Select Industries Fund	1.39%

Combined Fund (pro forma)	1.39%

          As the table indicates, the expense per share would be reduced for the Select Equities Fund by approximately 27% after the Acquisition.

          The purpose of the table below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The table allows you to compare the expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Acquisition.

	Select Equities	Select Industries	Combined (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee	None [1]	None [1]	None [1]

Exchange Fee	None [2]	None [2]	None [2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses [3]	0.64%	0.39%	0.39%
Service Fees	None	0.09%	0.09%
All Remaining Other Expenses	0.64%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.89%	1.39% [4]	1.39%
Reimbursement from Adviser	0.04%[4]	None	None
Net Expenses	1.85%	1.39%	1.39%

1	Our transfer agent charges a fee of $15.00 for each wire redemption.

2	Our transfer agent charges a fee of $5.00 for each telephone exchange.

3

The Funds indirectly bear a pro rata share of the fees and expenses of each underlying fund in which they invest. Since Acquired Fund Fees and Expenses are not directly borne by a Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights. The Acquired Fund Fees and Expenses of each Fund were less than 0.01% and are reflected in the Other Expenses of the Fund.

4

The Fund’s investment adviser has contractually agreed to waive its advisory fee to the extent necessary to insure the Net Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.85% of average daily net assets. The investment adviser may recover waived fees in subsequent years.

          The projected post-Acquisition pro forma Annual Fund Operating Expenses presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

B.	Example

          The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund’s expenses are equal to the net expenses shown in the fee table, if applicable, and total annual fund operating expenses for the remaining periods and that all dividends and distributions are reinvested.

	One Year	Three Years	Five Years	Ten Years

Leuthold Select Equities	$188	$590	$1,018	$2,208

Leuthold Select Industries	$142	$440	$ 761	$1,669

Combined Fund (Pro Forma)	$142	$440	$ 761	$1,669

          The projected Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

C.	Portfolio Turnover

           The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance. During the most recent fiscal year, the Select Equities Fund’s portfolio turnover rate was 237.68% of the average value of its portfolio and the Select Industries Fund’s portfolio turnover rate was 164.20% of the average value of its portfolio.

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

	A.	Summary of the Proposed Reorganization

          The Plan provides for (1) the transfer of all the assets of the Select Equities Fund to the Select Industries Fund, (2) the assumption by the Select Industries Fund of all the liabilities of the Select Equities Fund, (3) the issuance to shareholders of the Select Equities Fund of shares of the Select Industries Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Select Equities Fund in redemption of their shares of the Select Equities Fund, and (4) the termination of the Select Equities Fund.

          Shareholders of the Select Equities Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

B.	Terms of the Plan

          As provided in the Plan, the Select Industries Fund will acquire all the assets and assume all the liabilities, expenses and obligations of the Select Equities Fund at the effective time of the Acquisition (the “Effective Time”). In return, the Select Industries Fund will issue, and the Select Equities Fund will distribute to its shareholders, a number of full and fractional shares of the Select Industries Fund, determined by dividing the net value of all the assets of the Select Equities Fund by the NAV of one share of the Select Industries Fund. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that shareholders of the Select Equities Fund will be credited with shares of the Select Industries Fund corresponding to the aggregate NAV of the Select Equities Fund shares that the shareholder holds of record at the Effective Time.

          Following the distribution of the Select Industries Fund shares in full liquidation of the Select Equities Fund, the Select Equities Fund will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

          The projected expenses of the Acquisition, largely those for legal, accounting and printing, are estimated to total approximately $35,000. The projected expenses will be borne by the Adviser. (The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Select Industries Fund rebalancing its portfolio in the ordinary course following the Acquisition.)

          Under applicable legal and regulatory requirements, none of the Select Equities Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, namely, to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of the Select Equities Fund may redeem shares of common stock prior to the Acquisition.

          Completion of the Acquisition is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.

          A copy of a form of the Plan for the Acquisition is attached as Exhibit A.

C.	Description of the Select Industries Shares

          Under the Plan, the Select Industries Fund will issue additional shares of its common stock for distribution to shareholders of the Select Equities Fund. Under the Company’s Charter, the Select Industries Fund may issue up to 250,000,000 shares of common stock, par value $0.0001 per share.

          When the Acquisition of the Select Equities Fund by the Select Industries Fund is consummated, shareholders of the Select Equities Fund will receive shares of the Select Industries Fund having an aggregate NAV equal to the aggregate NAV of the shareholder’s shares in the Select Equities Fund.

          Each share of the Select Industries Fund represents an equal proportionate interest with other shares of the Fund. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Select Industries Fund as authorized by the Directors. Shares of the Select Industries Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

          Shares of the Select Industries Fund received by the Select Equities Fund in the Acquisition will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

D.	Reasons for the Reorganization Considered by the Board

          The Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of the Select Equities Fund and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of the Select Equities Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and the Acquisition.

The Directors considered, among other things:

•	The Adviser discussed with the Directors that it believes that the Acquisition would benefit the Select Equities Fund and its shareholders by resulting in a lower expense ratio;

•

Potential shareholder benefits, including the fact that, based on September 30, 2009 expense numbers, the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Select Equities Fund;

•	The current asset level of the Select Equities Fund and the combined pro forma asset level of the combined Fund;

•	The historical performance of the Funds;

•	The investment objective and principal investments of the Funds;

•	The form of the Plan and the terms and conditions of the Acquisition;

•	The fact that the Funds have the same advisory contract terms and pay the same advisory fee rates;

•	Whether the Acquisition would result in the dilution of shareholders’ interests;

•	The fact that no changes in service providers would result from the Acquisition;

•	The benefits of the Acquisition to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Select Equities Fund;

•	The fact that the Select Industries Fund will assume all the liabilities, expenses and obligations of the Select Equities Fund;

•	The expected federal income tax consequences of the Acquisition; and

•	The expenses of the Acquisition, and the fact that these would be borne by the Adviser

Also, the Directors approved the Plan on behalf of the Select Industries Fund.

E.	Federal Income Tax Consequences

           Subject to certain stated assumptions contained therein, the Select Equities Fund will receive an opinion of Foley & Lardner LLP, its counsel, substantially to the following effect: (1) the Acquisition should constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”), and the Select Equities Fund and the Select Industries Fund should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) a shareholder of the Select Equities Fund should recognize no gain or loss on the exchange of the shareholder’s shares of the Select Equities Fund; (3) neither the Select Equities Fund nor the Select Industries Fund should recognize any gain or loss upon the transfer of all of the assets of the Select Equities Fund to the Select Industries Fund in exchange for shares of the Select Industries Fund and the assumption by the Select Industries Fund of the liabilities of the Select Equities Fund pursuant to the Plan or upon the distribution of shares of the Select Industries Fund to shareholders of the Select Equities Fund in exchange for their respective shares of the Select Equities Fund; (4) the holding period and tax basis of the assets of the Select Equities Fund acquired by the Select Industries Fund should be the same as the holding period and tax basis that the Select Equities Fund had in such assets immediately prior to the Acquisition; (5) the aggregate tax basis of shares of the Select Industries Fund received in connection with the Acquisition by each shareholder of the Select Equities Fund (including any fractional share to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shares of the Select Equities Fund surrendered in exchange therefor; (6) the holding period of shares of the Select Industries Fund received in connection with the Acquisition by each shareholder of the Select Equities Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Select Equities Fund surrendered in exchange therefore, provided that such the Select Equities Fund shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (7) the Select Industries Fund should succeed to the capital loss carryovers of the Select Equities Fund, but the use of the Select Equities Fund’s existing capital loss carryovers (as well as the carryovers of the Select Industries Fund) may be subject to limitation under Section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

           Prior to the closing of the Acquisition, the Company, if necessary, will declare a distribution to shareholders of the Select Equities Fund which, together with all previous distributions, will have the effect of distributing to the Select Equities Fund shareholders all of the Select Equities Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

           A significant portion of the assets of the Select Equities Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Select Equities Fund’s basis in such assets. Any net capital gains (i.e., the excess of net realized long-term capital gains over net realized short-term capital losses) and any net realized short-term capital gains recognized in these sales will be distributed to the Select Equities Fund’s shareholders as capital gain dividends and ordinary dividends, respectively, during or with respect to the year of sale, and such distributions will be taxable to shareholders. As of September 30, 2009, the Select Equities Fund has a capital loss carryforward position of $4,843,089, which may be used to offset capital gains generated by such sales. The Select Industries Fund has a capital loss carryforward position of $1,593,984.

           In the ordinary course, the Select Industries Fund rebalances its portfolio on a monthly basis. If the Acquisition had occurred as of December 31, 2009, and the Select Industries Fund had rebalanced its portfolio on the next business day, approximately 78% of the Select Equities Fund’s portfolio would have turned over, which would have resulted in approximate trading costs (including brokerage commissions, taxes, and custodian fees) of approximately $13,636. No capital gain distributions would have been made to shareholders because the Select Equities Fund’s capital loss carryforward positions would have been used to offset such distributions.

           Shareholders of the Select Equities Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

F.	Comparison of Shareholder Rights

          The Select Equities Fund and the Select Industries Fund are each a series of the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a Maryland corporation.

          The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

          The Company’s Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

G.	Capitalization

          The capitalization of the Select Equities Fund and the Select Industries Fund as of September 30, 2009 and the combined Fund’s pro forma capitalization after giving effect to the Acquisition are set forth in the following table. The table does not show the actual combined aggregate net assets or number of shares of the Select Industries Fund to be issued in connection with the Acquisition, as this will depend upon the net asset value and number of shares outstanding of the Select Equities Fund at the Effective Time.

	Select Equities Fund	Select Industries Fund	Pro Forma Adjustments	Pro Forma Combined

Aggregate Net Assets	$10,076,921	$47,543,360	—	$57,620,281

Shares Outstanding	1,492,264	3,708,364	(706,233)	4,494,395

Net Asset Value Per Share	$6.75	$12.82	—	$12.82

V.	INFORMATION ABOUT THE FUNDS

	A.	Investment Objective and Investment Strategies

          Select Equities Fund and Select Industries Fund

           The investment objective of each Fund is capital appreciation, but the Funds do have differing investment strategies. As described more fully below, the Select Equities Fund’s holdings are chosen using a quantitative model that is designed to identify those equity securities that the Adviser expects are most likely to increase in price or outperform the market, while the Select Industries Fund uses a quantitative model that is designed to identify equity securities in those groups that are expected to have superior investment performance. While the Funds have differing investment strategies, essentially all of the investments of the Select Equities Fund are within the screens of the Select Industries Fund so that they are eligible investments. Indeed, approximately 25% of the portfolio of the Select Equities Fund is currently held by the Select Industries Fund. The Select Equities Fund adjusts its portfolio as often as every two weeks, while the Select Industries Fund adjusts its portfolios on a monthly basis. It is expected that the Select Industries Fund portfolio will be adjusted shortly after the Acquisition in compliance with its regular practices.

           Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change.

           Neither of the Funds takes a temporary defensive position. Although neither of the Funds takes a temporary defensive position, each Fund invests in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and holds some cash so that it can pay expenses and satisfy redemption requests.

          Select Equities Fund

          The Select Equities Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies who are poised to outperform the market. The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

          In determining which stocks to purchase under the Select Equities Strategy, the Adviser calculates a quantitative index for each security in the universe of stocks it follows that is designed to identify those securities that the Adviser expects are most likely to increase in price or outperform the market (the “Opportunity Index”). In calculating the Opportunity Index, the Adviser considers twelve or more components. Some of the components include fundamental factors (such as price/earnings ratios or growth rates), technical factors (such as price movements) and market factors (such as institutional trading activity or insider buying or selling and the performance of stocks within groups).

          The Adviser continuously updates its investment discipline and adjusts the Select Equities Fund’s portfolio as necessary to keep the Select Equities Fund invested in stocks which the Adviser believes are the most attractive.

          Select Industries Fund

          The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection. The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

          Pursuant to the Select Industries Strategy, the Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 150 groups. The major types of groups the Adviser monitors are:

•	Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

•	Thematic Broad Groups that may bridge a number of industries such as “Inflation Beneficiaries” or “Affluent Consumer”.

•	Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Healthcare Facilities” or “Semiconductors”.

          The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive.

B.	Advisory Agreements

          The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund’s only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell.

          Pursuant to the investment advisory agreements entered into between the Company and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief investment officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio.

          Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser). Each Fund pays all of its expenses not assumed by the Adviser. The Adviser receives an investment advisory fee from each Fund based on such Fund’s average daily net assets at the annual rate of 1.00%.

          Each Advisory Agreement continues in effect as long as its continuance is specifically approved at least annually (1) by the Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund, and (2) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Directors or by vote of the majority of the applicable Fund’s shareholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

          Each Advisory Agreement provides that the Adviser shall not be liable to the Company or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

           A discussion regarding the basis for the Board of Directors approving each of the investment advisory agreements with the Adviser is available in the Funds’ latest semi-annual report to shareholders for the period ending March 31.

           A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

C.	Performance

          For a discussion of the Select Equities Fund’s performance during the fiscal year ended September 30, 2009, see Exhibit B.

          For a discussion of the Select Industries Fund’s performance during the fiscal year ended September 30, 2009, see Exhibit C.

D.	Fund Management and Portfolio Managers

          The Directors direct the management of the business and affairs of the Funds. The Directors approve all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund’s agreements with the Adviser and the Fund’s custodian, transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Adviser, subject to the Fund’s investment objective and policies and to general supervision by the Directors.

           The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund’s only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell.

          Steven C. Leuthold and Matthew B. Paschke, CFA, are the portfolio managers of the Select Equities Fund. Mr. Leuthold is the chief investment officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and portfolio manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000.

          Steven C. Leuthold, Eric Bjorgen, CFA, and James E. Floyd, CFA, are the portfolio managers of the Select Industries Fund. Mr. Leuthold is the chief investment officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and portfolio manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Bjorgen is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 1994. Mr. Floyd is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981.

E.	Net Asset Value

          The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available or reliable, each Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Directors.

          The fair value of a security is the amount which the applicable Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the applicable Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Funds value most money market instruments they hold at their amortized cost. Each Fund processes purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. They will process purchase orders that they receive and accept and redemption orders that they receive after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

F.	Shares

          For a discussion of how shares of the Funds may be purchased and redeemed, see below , provided that shares of the Select Equities Fund may no longer be purchased.

Rights of Shares

          The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the 1940 Act.

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Directors may, in their discretion direct that any one or more general liabilities of the Company be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

Purchasing Shares

Shares of the Select Equities Fund may no longer be purchased. Shares of the Select Industries Fund have not been registered for sale outside of the United States. The Select Industries Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The shares of the Select Industries Fund are open only to existing investors. If you are a participant in a retirement plan in which the shares of the Select Industries Fund have been designated as an available investment option as of the applicable close date, but not including an Individual Retirement Account (IRA), you may open a new account and add to an existing account in the shares of the Select Industries Fund.

The Select Industries Fund may also allow new investments in its sole discretion in other circumstances. The Select Industries Fund reserves the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

How to Purchase Shares from the Select Industries Fund

•	Read this Prospectus carefully.

•

Determine how much you want to invest, keeping in mind the following minimums. (The Fund reserves the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit , and pension plans, or for certain classes of shareholders):

New accounts
Individual Retirement Accounts	$1,000
Coverdell Education Savings Account	$1,000
All other accounts	$10,000*
*	The Fund may, but is not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Fund.
Existing accounts
Dividend reinvestment	No Minimum
Automatic Investment Plan	$50
All other accounts	$100
•

Complete the Purchase Application accompanying the Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to the Fund’s confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if needed.) In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number, and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If the transfer agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

•

Make your check payable to “Leuthold Select Industries Fund.” All checks must be in U.S. dollars drawn on U.S. banks. The Select Industries Fund will not accept payment in cash or money orders. The Select Industries Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Select Industries Fund will not accept third party checks, treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Select Industries Fund is unable to accept post dated checks, post dated online billpay checks , or any conditional order or payment. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for any reason. The shareholder will also be responsible for any losses suffered by the Fund as a result.

Send the application and check to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

If you are making an initial investment in the Fund, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.

Funds should be wired to:

U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC Account #112-952-137
Further Credit:
(name of Fund to be purchased) (shareholder registration) (shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Select Industries Fund Shares from Servicing Agents

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions, or other service providers (“Servicing Agents”) that may include the Fund as investment alternatives in the programs they offer or administer. Servicing Agents may:

•

Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirement.

•

Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. Please contact your Servicing Agent for information regarding cut-off times for trading the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.
•

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•

Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on behalf of the Fund). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those of the Fund. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. Specifically, the Funds and/or the Adviser may pay fees to broker-dealers and other financial intermediaries to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute the Funds. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Other Information about Purchasing Shares of the Select Industries Fund

The Fund may reject any share purchase application for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

The Funds will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either avoided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Fund offers a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

The Fund offers the following retirement plans:

Traditional IRA
Roth IRA
SEP IRA
Simple IRA

The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan , and the IRAs by calling 1-800-273-6886.

Householding

To reduce expenses, the Fund generally mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. This is referred to as “householding.” If you wish to discontinue householding and receive individual copies of these documents, please call us at 1-800-273-6886. Once the Fund receives notice to stop householding, they will begin sending individual copies thirty days after receiving the request. This policy does not apply to account statements.

Redeeming Shares

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

•	account number(s)
•	the amount of money or number of shares being redeemed
•	the name(s) on the account
•	daytime phone number
•

additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

•	When redemption proceeds are payable or sent to any person, address , or bank account not on record.
•	The redemption request is received within 30 days after an address change.
•	If ownership is changed on your account.
•	When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A notarized signature is not an acceptable substitute for a signature guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. Please do not call the Funds or the Adviser.

How to Redeem using a Systematic Withdrawal Plan

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the Plan by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•	U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.
•	U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.
•	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

Payment of Redemption Proceeds

•

For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

•

For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes 2 to 3 business days to reach the shareholder’s account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

•

The Funds may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Funds can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

•

If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

•

U.S. Bancorp Fund Services, LLC will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•	U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.
•

The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

•

U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

•

If your account balance falls below $1,000, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

Frequent Purchases and Redemptions of Shares of the Funds

The Funds generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the Funds’ other shareholders. The Board of Directors believes it likely that a significant number of investors in the Funds are not long-term investors because the Funds are offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Asset Allocation Fund, the Leuthold Global Fund, or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Funds generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

Exchanging Shares

Eligible Funds

Shares of the Funds may be exchanged for shares of:

•	Leuthold Asset Allocation Fund (Retail Class only)
•	Leuthold Undervalued & Unloved Fund
•	Leuthold Global Fund (Retail Class only)
•	Grizzly Short Fund
•	Leuthold Core Investment Fund (Retail Class only, if open for investment)
•	Leuthold Global Clean Technology Fund (Retail Class only)
•	Leuthold Hedged Equity Fund (Retail Class only)
•	First American Prime Obligations Fund

at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC, advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

How to Exchange Shares

1.	Read this Prospectus (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.
2.	Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.
3.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

G.	Taxes, Dividends and Distributions

          The Funds’ distributions are taxable, and are taxed as ordinary income or capital gains, unless shareholders invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

          The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. Shareholders have three distribution options:

          Automatic Reinvestment Option — Both dividend and capital gains distributions are reinvested in additional shares of the Funds.

          Cash Dividend Option — Dividends are paid in cash and capital gains are reinvested in additional shares of the Funds.

          All Cash Option — Both dividend and capital gains distributions are paid in cash.

          Each Fund’s distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of each Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Funds expect that their distributions will consist primarily of long-term and short-term capital gains.

H.	Financial Highlights

          For the financial highlights of the Select Equities Fund and the Select Industries Fund , see Exhibit D .

I.	Distribution Arrangements

          Rafferty Capital Markets, LLC serves as the distributor for the Funds.

          Select Equities Fund

          The Select Equities Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”). The 12b-1 Plan was adopted in anticipation that the Select Equities Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management. The 12b-1 Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Directors, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

          The 12b-1 Plan may be terminated by the Select Equities Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Select Equities Fund. Any change in the 12b-1 Plan that would materially increase the distribution expenses of a Select Equities Fund provided for in the 12b-1 Plan requires approval of the Directors, including the Rule 12b-1 Directors, and a majority of the Fund’s shareholders.

          Select Industries Fund

          The Select Industries Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Fund. Payments under these plans are authorized by the officers of the Company.

          The service plan may be terminated by the Select Industries Fund at any time upon a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

          The Directors review quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Company.

VI.	ADDITIONAL INFORMATION

           Additional information about the Funds is available in the SAI. The SAI is incorporated by reference into this Prospectus.

           The SAI is available to shareholders without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. This information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

	•	In person: at the SEC’s Public Reference Room in Washington, D.C.

	•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

	•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

	•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

	•	On the Internet: www.sec.gov

VII.	MISCELLANEOUS INFORMATION

	A.	Legal Matters

          The validity of the issuance of shares of the Select Industries Fund will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

B.	Experts

          The audited financial statements and financial highlights in the Prospectus and the SAI have been included in reliance on the report of Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, the independent registered public accounting firm for each of the Funds, given on their authority as experts in auditing and accounting.

C.	Service Providers

          Administrator

          The administrator to the Company is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to a Fund Administration Servicing Agreement entered into between the Company and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the 1940 Act, responds to shareholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.04% of the first $1,500,000,000 of the Funds’ average net assets, 0.03% of the next $1,500,000,000 of the Funds’ average net assets, 0.02% of the next $1,500,000,000 of the Funds’ average net assets and 0.015% of the Funds’ average net assets in excess of $4,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $210,000.

          The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Directors upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Company.

          Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Company in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

          Custodian

          U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds’ assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities. The Bank of New York Mellon, headquartered in New York, serves as a sub-custodian of the global assets of the Funds.

          Transfer Agent

          U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to each Fund.

          Fund Accounting Servicing Agent

          In addition, the Company has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.015% for the first $1 billion of average net assets and .0005% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $140,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses.

By Order of the Board of Directors of
Leuthold Funds, Inc.

/s/ Steven C. Leuthold
Steven C. Leuthold President Leuthold Funds, Inc.

January 31, 2010

EXHIBIT A

LEUTHOLD FUNDS, INC.

PLAN OF ACQUISITION AND LIQUIDATION

          This Plan of Acquisition and Liquidation (this “Plan”) has been adopted by the Board of Directors of Leuthold Funds, Inc., a Maryland corporation (the “Corporation”), as of this 31st day of January, 2010, to provide for the reorganization of the Leuthold Select Equities Fund (the “Acquired Portfolio”) into the Leuthold Select Industries Fund (the “Acquiring Portfolio”). The Acquired Portfolio and the Acquiring Portfolio (each a “Portfolio”, and, together, the “Portfolios”) are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Board of Directors (the “Board”) has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio (“Stockholders”) that the Acquired Portfolio transfer all of the assets attributable to the shares of common stock held by its Stockholders in exchange for shares of common stock of equal net asset value of the Acquiring Portfolio (“Acquisition Shares”), to be distributed to the Acquired Portfolio’s Stockholders, and that the Corporation redeem the outstanding shares (the “Acquired Portfolio Shares”) of the Acquired Portfolio, all as provided for below (the “Acquisition”). In this Plan, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan or the 1940 Act requires otherwise. The Corporation intends that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

                    1. Definitions. In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

                    “1933 Act” shall mean the Securities Act of 1933, as amended.

                    “Assets” shall mean all assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio’s books.

                    “Closing Date” shall mean such date as the officers of the Corporation shall designate.

                    “Effective Time” shall mean 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Corporation shall designate.

                    “Financial Statements” shall mean the audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

                    “Liabilities” shall mean all liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

                    “N-14 Registration Statement” shall mean the Registration Statement of the Acquiring Portfolio on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

                    “Valuation Time” shall mean the close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of this Plan, the Corporation determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

                    “NAV” shall mean a Portfolio’s net asset value, which is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

                    2. Regulatory Filings. The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

                    3. Transfer of the Acquired Portfolio’s Assets. The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

                    (a) On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

                    (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to the Acquired Portfolio’s Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (1) the Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (2) the Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on September 30, 2009 and for the short taxable year beginning on October 1, 2009, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund- level tax.

                    (c) At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (1) the Assets shall become and be assets of the Acquiring Portfolio, and (2) the Liabilities shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of the Acquiring Portfolio as described more fully below.

                    (d) Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.

                    (e) The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis: (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of common stock held by its Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of Acquisition Shares of common stock, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Acquisition Shares of common stock (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate; (2) The NAV of Acquisition Shares of common stock to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and (3) the portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to U.S. Bank National Association, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

                    (f) Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

                    4. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records. The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

                    (a) At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Stockholders of record Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent. Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

                    (b) At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (1) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (2) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

                    5. Conditions to Consummation of the Acquisition. The consummation of the Acquisition shall be subject to the following conditions precedent:

                    (a) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

                    (b) The Corporation shall have received an opinion of Foley & Lardner LLP, substantially to the effect that for federal income tax purposes: (1) The Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder’s shares of the Acquired Portfolio solely for Acquisition Shares; (3) Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio; (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition; (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange; (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio Shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and (7) The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio’s existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition. The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. Notwithstanding this subparagraph (b), Foley & Lardner LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Foley & Lardner LLP with respect to the Portfolios that are reasonably necessary to enable Foley & Lardner LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

                    (c) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

                    (d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

                    (e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

                    6. Closing.

                    (a) The Closing shall be held at the offices of the Corporation, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, or at such other place as the officers of the Corporation may designate.

                    (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

                    (c) The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.

                    (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

                    7. Termination of Plan. A majority of the Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

                    8. Termination of the Acquired Portfolio. If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

                    9. Expenses. The Acquisition expenses shall be borne by Leuthold Weeden Capital Management.

EXHIBIT B

LEUTHOLD SELECT EQUITIES FUND PERFORMANCE

The bar charts and tables that follow provide some indication of the risks of investing in the Leuthold Select Equities Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance of various indices. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Leuthold Select Equities Fund

Total Return
(per calendar year)

Note: During the three year period shown on the bar chart, the Fund’s highest total return for a quarter was 11.57% (quarter ended September 30, 2009 ) and the lowest return for a quarter was -27.58% (quarter ended December 31, 2008 ).
Average Annual Total Returns
(for the periods ended December 31, 2009)

	Past Year	Since the inception date of the Fund (May 24, 2006)
Leuthold Select Equities Fund
Return Before Taxes	13.28%	(8.45) %
Return After Taxes on Distribution(1)	13.28%	(8.68) %
Return After Taxes on Distributions and Sale of Shares(1)	8.63%	(7.13) %
S&P 500(2)(4)	26.46%	(1.17) %
Russell 2000(3)(4)	27.17%	(2.13) %

(1)

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2)	The S&P 500 (Standard & Poor’s Composite Index of 500 Stocks) is a widely recognized unmanaged capitalization-weighted index of stock prices.
(3)

The Russell 2000 is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.

(4)	Reflects no deduction for fees, expenses or taxes.

B-1

EXHIBIT C

LEUTHOLD SELECT INDUSTRIES FUND PERFORMANCE

The bar charts and tables that follow provide some indication of the risks of investing in the Leuthold Select Industries Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance of various indices. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Leuthold Select Industries Fund

Total Return
(per calendar year)

Note: During the nine year period shown on the bar chart, the Fund’s highest total return for a quarter was 20.58% (quarter ended June 30, 2008 ) and the lowest total return for a quarter was -22.60% (quarter ended September 30, 2002 ).

Average Annual Total Returns
(for the periods ended December 31, 2009)

	Past Year	Past 5 Years	Since the inception date of the Fund (June 19, 2000)
Leuthold Select
Industries Fund
Return before
taxes	18.62%	5.63%	6.36%
Return after taxes
on distributions(1)	18.62%	4.29%	5.65%
Return after taxes
on distributions
and sale of Fund
shares(1)	12.10%	4.66%	5.49%
S&P 500(2)(4)	26.46%	0.42%	(1.17	) %
Russell 2000(3)(4)	27.17%	0.51%	3.25%

(1)

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

(2)	The S&P 500 (Standard & Poor’s Composite Index of 500 Stocks) is a widely recognized unmanaged capitalization-weighted index of stock prices.
(3)

The Russell 2000 is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.

(4)	Reflects no deduction for fees, expenses or taxes.

C-1

EXHIBIT D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Annual Report which is available upon request.

Leuthold Select Equities Fund

Per Share Data:(2)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Period from May 24, 2006(1) through September 30, 2006
Net asset value, beginning of period	$8.63	$12.31	$9.15	$10.00
Income (loss) from investment operations:
Net investment loss(3)	(0.02)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments and short positions	(1.86)	(3.34)	3.20	(0.84)
Total from investment operations	(1.88)	(3.36)	3.16	(0.85)
Less distributions:
From net investment income	—	(0.30)	—	—
Return of capital	—	(0.02)	—	—
Total distributions	—	(0.32)	—	—
Net asset value, end of period	$6.75	$8.63	$12.31	$9.15
Total return	(21.78)%	(27.98)%	34.54%	(8.50)%
Supplemental data and ratios:
Net assets, end of period	$10,076,921	$20,972,041	$16,442,723	$3,281,715
Ratio of expenses to average net assets:
Before expense reimbursement	1.89%	1.56%	2.16%	6.20	%(4)
After expense reimbursement	1.85%	1.80%	1.85%	1.85	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement	(0.32)%	0.04%	(1.01)%	(4.74	)%(4)
After expense reimbursement	(0.28)%	(0.20)%	(0.70)%	(0.39	)%(4)
Portfolio turnover rate	237.68%	198.28%	191.08%	88.00%

_________________

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

D-1

Leuthold Select Industries Fund

	Years Ended September 30,
Per Share Data:(1)	2009		2008		2007	2006	2005
Net asset value, beginning of year	$13.03		$21.94		$17.25	$16.07	$12.26
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(2)	(0.04	)(3)	0.13 (3)	0.04 (3)	(0.02	)(3)
Net realized and unrealized gains (losses) on investments and short positions	(0.17)		(3.15)		4.98	1.34	3.83
Total from investment operations	(0.21)		(3.19)		5.11	1.38	3.81
Less distributions:
From net investment income	—		(0.06)		(0.12)	(0.03)	—
From net realized gains	—		(5.63)		(0.30)	(0.17)	—
Return of capital	—		(0.03)		—	—	—
Total distributions	—		(5.72)		(0.42)	(0.20)	—
Net asset value, end of year	$12.82		$13.03		$21.94	$17.25	$16.07
Total return	(1.69)%		(18.90)%		30.12%	8.67%	31.08%
Supplemental data and ratios:
Net assets, end of period	$47,543,360		$42,632,379		$74,020,005	$76,270,125	$31,197,482
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.38%		1.30%		1.29%	1.30%	1.56%
After expense reimbursement or recovery	1.38%		1.30%		1.29%	1.32%	1.60%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.38)%		(0.11)%		0.61%	0.26%	(0.16)%
After expense reimbursement or recovery	(0.38)%		(0.11)%		0.61%	0.24%	(0.20)%
Portfolio turnover rate	164.20%		139.89%		132.08%	179.88%	156.11%

_________________

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

D-2

STATEMENT OF ADDITIONAL INFORMATION
January 31, 2010

Acquisition of the Assets and Assumption of the Liabilities of

Leuthold Select Equities Fund

By, and in Exchange for Shares of,

Leuthold Select Industries Fund

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated January 31, 2010 relating to the acquisition of the assets and liabilities of the Leuthold Select Equities Fund (the “Select Equities Fund”), a series of Leuthold Funds, Inc. (the “Company”), by the Leuthold Select Industries Fund (the “Select Industries Fund”), another series of the Company. The acquisition will be effected pursuant to that certain Plan of Acquisition and Liquidation dated as of January 31, 2010 (the “Plan”). The Plan provides for (1) the transfer of all the assets of the Select Equities Fund to the Select Industries Fund, (2) the assumption by the Select Industries Fund of all the liabilities of the Select Equities Fund, (3) the issuance to shareholders of the Select Equities Fund of shares of the Select Industries Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Select Equities Fund in redemption of their shares of the Select Equities Fund, and (4) the termination of the Select Equities Fund.

          Copies of the Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained, without charge, by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling 1-800-273-6886.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	B-3

PRO FORMA FINANCIAL INFORMATION	B-4

ADDITIONAL INFORMATION ABOUT THE FUNDS

          The following documents have been filed with the SEC and are incorporated by reference into this Statement of Additional Information, which means that they are legally considered to be a part of this Statement of Additional Information:

•	The current Statement of Additional Information of the Leuthold Funds (filed January 29, 2010).

•	The current Annual Report of the Leuthold Funds, for the fiscal year ended September 30, 2009 (filed November 30, 2010).

PRO FORMA FINANCIAL INFORMATION

Introductory Note to Unaudited Pro Forma Financial Statements

          The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Select Equities Fund to the Select Industries Fund, accounted for as if the acquisition had occurred as of and for the year ended September 30, 2009. Under generally accepted accounting principles, the Select Industries Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

          The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Select Equities Fund and the Select Industries Fund incorporated by reference into this Statement of Additional Information.

          The pro forma financial information has been adjusted to reflect the advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the proposed acquisition are currently undeterminable.

Leuthold Select Industries Fund
Pro Forma
Schedule of Investments
September 30, 2009
(Unaudited)

		Leuthold Select Equities Fund		Leuthold Select Industries Fund		Leuthold Select Industries Fund Pro Forma Combined
		Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS	95.72%
Airlines	7.80%
AMR Corp. (a)		-	$-	212,257	$1,687,443	212,257	$1,687,443
Continental Airlines, Inc. (a)		-	-	90,853	1,493,624	90,853	1,493,624
Delta Air Lines Inc. (a)		-	-	146,742	1,314,808	146,742	1,314,808
			-		4,495,875		4,495,875
Auto Components	0.92%
Exide Technologies (a)		-	-	66,371	528,977	66,371	528,977

Beverages	0.37%
The Coca-Cola Co.		3,956	212,437	-	-	3,956	212,437

Biotechnology	9.16%
Acorda Therapeutics, Inc. (a)		-	-	8,249	192,037	8,249	192,037
Alkermes, Inc. (a)		-	-	35,950	330,380	35,950	330,380
Allos Therapeutics, Inc. (a)		-	-	10,937	79,293	10,937	79,293
Arena Pharmaceuticals, Inc. (a)		-	-	53,012	236,964	53,012	236,964
Ariad Pharmaceuticals, Inc. (a)		-	-	7,879	17,491	7,879	17,491
Cubist Pharmaceuticals, Inc. (a)		-	-	30,899	624,160	30,899	624,160
Dendreon Corp. (a)		-	-	47,313	1,324,291	47,313	1,324,291
Dyax Corp. (a)		-	-	44,517	159,816	44,517	159,816
Emergent Biosolutions, Inc. (a)		-	-	7,088	125,174	7,088	125,174
Genomic Health, Inc. (a)		-	-	2,652	57,973	2,652	57,973
Geron Corp. (a)		-	-	45,807	300,494	45,807	300,494
GTX, Inc. (a)		-	-	5,664	72,499	5,664	72,499
Halozyme Therapeutics, Inc. (a)		-	-	16,699	118,730	16,699	118,730
Isis Pharmaceuticals, Inc. (a)		-	-	17,242	251,216	17,242	251,216
Martek Biosciences Corp.		-	-	10,692	241,532	10,692	241,532
Orexigen Therapeutics, Inc. (a)		-	-	28,340	279,149	28,340	279,149
PDL BioPharma, Inc.		-	-	19,386	152,762	19,386	152,762
Rigel Pharmaceuticals, Inc. (a)		-	-	13,769	112,906	13,769	112,906
Seattle Genetics Inc. (a)		-	-	15,527	217,844	15,527	217,844
Sinovac Biotech Ltd. (a)(c)		-	-	46,008	381,406	46,008	381,406
			-		5,276,117		5,276,117
Capital Markets	3.09%
Credit Suisse Group - ADR		-	-	9,815	546,205	9,815	546,205
Deutsche Bank AG (c)		-	-	16,066	1,233,387	16,066	1,233,387
			-		1,779,592		1,779,592
Chemicals	0.44%
NewMarket Corp.		2,726	253,627	-	-	2,726	253,627

Commercial Banks	8.80%
Banco Santander Central Hispano SA - ADR		-	-	34,928	564,087	34,928	564,087
Bank of Montreal Que (c)		-	-	9,016	456,570	9,016	456,570
Barclays PLC - ADR (a)		-	-	43,562	1,029,806	43,562	1,029,806
Canadian Imperial Bank of Commerce (c)		-	-	14,443	881,168	14,443	881,168
HSBC Holdings PLC - ADR		-	-	8,835	506,687	8,835	506,687
ICICI Bank Ltd. - ADR		-	-	6,481	249,907	6,481	249,907
KB Financial Group, Inc. - ADR (a)		-	-	7,867	404,915	7,867	404,915
PNC Financial Services Group, Inc.		-	-	8,817	428,418	8,817	428,418
Shinhan Financial Group Co. Ltd. - ADR		-	-	1,324	106,145	1,324	106,145
Wells Fargo & Co.		-	-	15,749	443,807	15,749	443,807
			-		5,071,510		5,071,510
Commercial Services & Supplies	0.66%
Saic, Inc. (a)		-	-	13,848	242,894	13,848	242,894
TeleTech Holdings, Inc. (a)		-	-	8,078	137,811	8,078	137,811
			-		380,705		380,705
Communications Equipment	1.54%
Cisco Systems, Inc. (a)		-	-	29,346	690,805	29,346	690,805
Research In Motion Ltd. (a)(c)		2,881	194,612	-	-	2,881	194,612
			194,612		690,805		885,417
Computers & Peripherals	2.64%
Apple Computer, Inc. (a)		-	-	2,184	404,848	2,184	404,848
Hewlett-Packard Co.		-	-	18,408	869,042	18,408	869,042
International Business Machines Corp.		1,603	191,735	-	-	1,603	191,735
Ness Technologies, Inc. (a)		-	-	6,974	55,025	6,974	55,025
			191,735		1,328,915		1,520,650

		Leuthold Select Equities Fund		Leuthold Select Industries Fund		Leuthold Select Industries Fund Pro Forma Combined
		Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
Construction & Engineering	1.03%
Abengoa SA (c)		-	-	13,150	380,629	13,150	380,629
Chicago Bridge & Iron Co. NV (c)		11,409	213,120	-	-	11,409	213,120
			213,120		380,629		593,749
Containers & Packaging	0.64%
Packaging Corp. of America		4,551	92,841	-	-	4,551	92,841
Rock-Tenn Co. - Class A		2,140	100,815	-	-	2,140	100,815
Temple-Inland, Inc.		10,841	178,009	-	-	10,841	178,009
			371,665		-		371,665
Diversified Financial Services	1.90%
Citigroup, Inc.		-	-	107,957	522,512	107,957	522,512
JPMorgan Chase & Co.		-	-	13,060	572,289	13,060	572,289
			-		1,094,801		1,094,801
Diversified Telecommunication Services	4.46%
China Telecom Corp. Ltd. - ADR		-	-	5,880	278,124	5,880	278,124
China Unicom Hong Kong Ltd. - ADR		-	-	36,763	523,505	36,763	523,505
Chunghwa Telecom Co. Ltd. - ADR		-	-	17,320	312,453	17,320	312,453
KT Corp. - ADR		-	-	10,199	177,258	10,199	177,258
Telecom Italia SpA - ADR		-	-	4,211	73,819	4,211	73,819
Telefonica SA - ADR		-	-	6,819	565,363	6,819	565,363
Telefonos de Mexico SA de CV - ADR		-	-	27,122	473,008	27,122	473,008
Telekomunikasi Indonesia Tbk PT - ADR		-	-	4,681	167,112	4,681	167,112
			-		2,570,642		2,570,642
Electric Utilities	0.31%
Empresa Nacional de Electricidad - ADR		-	-	1,707	80,007	1,707	80,007
Enersis SA - ADR		5,209	96,106	-	-	5,209	96,106
			96,106		80,007		176,113
Electronic Equipment, Instruments & Components	0.42%
Tech Data Corp. (a)		5,772	240,173	-	-	5,772	240,173

Energy Equipment & Services	3.92%
Cal Dive International, Inc. (a)		25,039	247,636	-	-	25,039	247,636
Dresser-Rand Group, Inc. (a)		6,412	199,221	-	-	6,412	199,221
Huaneng Power International, Inc. - ADR		-	-	2,780	74,059	2,780	74,059
NRG Energy, Inc. (a)		-	-	40,936	1,153,986	40,936	1,153,986
Ormat Technologies, Inc.		-	-	12,989	530,211	12,989	530,211
Seahawk Drilling, Inc. (a)		-	-	1,745	54,252	1,745	54,252
			446,857		1,812,508		2,259,365
Food Products	0.52%
ConAgra Foods, Inc.		9,737	211,098	-	-	9,737	211,098
Fresh Del Monte Produce, Inc. (a)(c)		3,953	89,377	-	-	3,953	89,377
			300,475		-		300,475
Health Care Providers & Services	2.53%
AmerisourceBergen Corp.		9,940	222,457	-	-	9,940	222,457
Chemed Corp.		1,924	84,444	-	-	1,924	84,444
Cigna Corp.		6,156	172,922	-	-	6,156	172,922
Emergency Medical Services Corp. - Class A (a)		2,405	111,833	-	-	2,405	111,833
Humana, Inc. (a)		5,611	209,290	-	-	5,611	209,290
Medco Health Solutions, Inc. (a)		4,008	221,683	-	-	4,008	221,683
Mednax, Inc. (a)		4,168	228,907	-	-	4,168	228,907
Universal Health Services, Inc. - Class B		3,366	208,456	-	-	3,366	208,456
			1,459,992		-		1,459,992
Health Care Technology	0.37%
Cerner Corp. (a)		2,885	215,798	-	-	2,885	215,798

Hotels, Restaurants & Leisure	0.28%
Jack in the Box, Inc. (a)		7,855	160,949	-	-	7,855	160,949

Insurance - 1.51%	0.26%
Validus Holdings Ltd. (c)		5,898	152,168	-	-	5,898	152,168

Internet Software & Services	0.60%
Google, Inc. - Class A (a)		-	-	698	346,103	698	346,103

IT Services	9.93%
Broadridge Financial Solutions, Inc.		8,977	180,438	11,793	237,039	20,770	417,477
CACI International, Inc. - Class A (a)		-	-	6,208	293,452	6,208	293,452
Cognizant Technology Solutions Corp. (a)		-	-	12,326	476,523	12,326	476,523
Computer Sciences Corp. (a)		3,848	202,828	-	-	3,848	202,828
Convergys Corp. (a)		-	-	12,959	128,813	12,959	128,813
Fidelity National Information Services, Inc.		-	-	21,559	549,970	21,559	549,970
Fiserv, Inc. (a)		4,008	193,186	-	-	4,008	193,186
Gartner, Inc. (a)		-	-	5,437	99,334	5,437	99,334
Genpact Limited (a)(c)		-	-	7,991	98,289	7,991	98,289
Hewitt Associates, Inc. (a)		-	-	6,813	248,198	6,813	248,198
Lender Processing Services, Inc.		-	-	6,277	239,593	6,277	239,593
Mantech International Corp. - Class A (a)		-	-	2,002	94,414	2,002	94,414
MAXIMUS, Inc.		-	-	2,116	98,606	2,116	98,606

		Leuthold Select Equities Fund		Leuthold Select Industries Fund		Leuthold Select Industries Fund Pro Forma Combined
		Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
Metavante Technologies, Inc. (a)		6,732	232,119	7,269	250,635	14,001	482,754
Patni Computer Systems - ADR		-	-	2,675	49,488	2,675	49,488
Sapient Corp. (a)		-	-	29,057	233,618	29,057	233,618
Satyam Computer Services Ltd. - ADR		31,268	205,743	37,925	249,547	69,193	455,290
SRA International, Inc. - Class A (a)		-	-	22,543	486,703	22,543	486,703
Total System Services, Inc.		-	-	33,176	534,465	33,176	534,465
Western Union Co.		10,581	200,193	-	-	10,581	200,193
Wright Express Corp. (a)		4,724	139,405	-	-	4,724	139,405
			1,353,912		4,368,687		5,722,599
Life Sciences Tools & Services	0.34%
Medivation, Inc. (a)		-	-	7,189	195,109	7,189	195,109

Machinery	1.12%
Bucyrus International, Inc.		6,125	218,173	-	-	6,125	218,173
Flowserve Corp.		2,026	199,642	-	-	2,026	199,642
Joy Global, Inc.		4,616	225,907	-	-	4,616	225,907
			643,722		-		643,722
Multi-Utilities	2.24%
The AES Corp. (a)		-	-	86,967	1,288,851	86,967	1,288,851

Paper & Forest Products	5.17%
Buckeye Technologies, Inc. (a)		-	-	4,331	46,472	4,331	46,472
Domtar Corp. (a)		-	-	11,352	399,817	11,352	399,817
P.H. Glatfelter Company		-	-	4,395	50,455	4,395	50,455
International Paper Co.		-	-	51,853	1,152,692	51,853	1,152,692
MeadWestvaco Corp.		-	-	16,088	358,923	16,088	358,923
Neenah Paper, Inc.		-	-	4,847	57,049	4,847	57,049
Schweitzer-Mauduit International, Inc.		-	-	3,039	165,200	3,039	165,200
Votorantim Celulose E Papel SA - ADR (a)		-	-	45,609	748,444	45,609	748,444
			-		2,979,052		2,979,052
Personal Products	0.34%
Herbalife Ltd. (c)		6,040	197,750	-	-	6,040	197,750

Pharmaceuticals	4.15%
AstraZeneca PLC - ADR		4,489	201,781	-	-	4,489	201,781
Bristol-Myers Squibb Co.		8,497	191,352	-	-	8,497	191,352
Cadence Pharmaceuticals, Inc. (a)		-	-	8,798	97,306	8,798	97,306
Roche Holding AG - ADR		-	-	33,000	1,331,735	33,000	1,331,735
Sanofi-Aventis SA - ADR		6,253	231,048	-	-	6,253	231,048
Theravance, Inc. (a)		-	-	8,675	127,002	8,675	127,002
Watson Pharmaceuticals, Inc. (a)		5,772	211,486	-	-	5,772	211,486
			835,667		1,556,043		2,391,710
Software	12.38%
BMC Software, Inc. (a)		5,611	210,581	19,336	725,680	24,947	936,261
CA, Inc.		-	-	20,959	460,888	20,959	460,888
Check Point Software Technologies (a)(c)		7,214	204,517	16,170	458,420	23,384	662,937
Micros Systems, Inc. (a)		-	-	23,486	709,042	23,486	709,042
Microsoft Corp.		-	-	31,836	824,234	31,836	824,234
Novell, Inc. (a)		-	-	103,516	466,857	103,516	466,857
Perfect World - ADR (a)		4,492	216,065	-	-	4,492	216,065
Quality Systems, Inc.		-	-	10,402	640,451	10,402	640,451
Red Hat, Inc. (a)		-	-	36,132	998,689	36,132	998,689
Rightnow Technologies, Inc. (a)		-	-	3,789	54,713	3,789	54,713
SAP AG - ADR		-	-	9,493	463,923	9,493	463,923
Sybase, Inc. (a)		-	-	17,921	697,127	17,921	697,127
			631,163		6,500,024		7,131,187
Specialty Retail	4.20%
Advance Auto Parts, Inc.		-	-	16,454	646,313	16,454	646,313
Aeropostale, Inc. (a)		4,970	216,046	-	-	4,970	216,046
AutoNation, Inc. (a)		-	-	41,728	754,443	41,728	754,443
Best Buy Co., Inc.		4,649	174,431	-	-	4,649	174,431
Group 1 Automotive, Inc.		-	-	15,772	423,478	15,772	423,478
Ross Stores, Inc.		4,242	202,640	-	-	4,242	202,640
			593,117		1,824,234		2,417,351
Textiles, Apparel & Luxury Goods	0.70%
Carter’s, Inc. (a)		7,375	196,912	-	-	7,375	196,912
Warnaco Group, Inc. (a)		4,644	203,686	-	-	4,644	203,686
			400,598		-		400,598
Tobacco	0.74%
Lorillard, Inc.		2,726	202,542	-	-	2,726	202,542
Philip Morris International, Inc.		4,649	226,592	-	-	4,649	226,592
			429,134		-		429,134
Water Utilities	0.17%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR		2,622	99,452	-	-	2,622	99,452

		Leuthold Select Equities Fund		Leuthold Select Industries Fund		Leuthold Select Industries Fund Pro Forma Combined
		Shares	Fair Value	Shares	Fair Value	Shares	Fair Value

Wireless Telecommunication Services	1.58%
America Movil SAB de CV - ADR		4,177	183,078	-	-	4,177	183,078
Atlantic Tele-Network, Inc.		-	-	779	41,614	779	41,614
Vimpel-Communications - ADR (a)		-	-	34,815	651,040	34,815	651,040
Telecom Corp of New Zealand Ltd. - ADR		-	-	3,878	37,151	3,878	37,151
			183,078		729,805		912,883
TOTAL COMMON STOCKS			9,877,307		45,278,991		55,156,298

INVESTMENT COMPANIES	1.64%
Exchange Traded Funds	1.64%
iShares Russell 2000 Index Fund		-	-	15,630	941,395	15,630	941,395
TOTAL INVESTMENT COMPANIES			-		941,395		941,395

PREFERRED STOCKS	1.53%
Diversified Financial Services	0.46%
Itau Unibanco Banco Multiplo SA - ADR		-	-	13,125	264,469	13,125	264,469

Diversified Telecommunication Services	0.86%
Brasil Telecom SA - ADR		-	-	1,676	44,112	1,676	44,112
Tele Norte Leste Participacoes SA - ADR		-	-	23,956	450,133	23,956	450,133
			-		494,245		494,245
Paper & Forest Products
Aracruz Celulose SA - ADR (a)	0.21%	-	-	5,450	121,317	5,450	121,317
TOTAL PREFERRED STOCKS			-		880,031		880,031

SHORT TERM INVESTMENTS	1.10%
Money Market Funds	1.10%
Fidelity Institutional Money Market Fund - Government Portfolio 0.100% (b)		44,261	44,261	591,084	591,084	635,345	635,345
TOTAL SHORT TERM INVESTMENTS			44,261		591,084		635,345
Total Investments (d)	99.99%		9,921,568		47,691,501		57,613,069
Total Investments At Cost			8,839,321		41,486,947		50,326,268
Other Assets and Liabilities, Net	0.01%		155,353		(148,141)		7,212
TOTAL NET ASSETS	100.00%		$10,076,921		$47,543,360		$57,620,281

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the rate in effect at September 30, 2009.
(c)	Foreign issued security.
(d)	All of the investments of the Leuthold Select Equities Fund are eligible investments of the Leuthold Select Industries Fund.

See notes to the financial statements.

Leuthold Select Industries Fund
Pro Forma
Statements of Assets and Liabilities
September 30, 2009
(Unaudited)

	Leuthold Select Equities Fund	Leuthold Select Industries Fund	Pro Forma Adjustments		Leuthold Select Industries Pro Forma Combined
ASSETS:
Investments in securities:
At cost	$8,839,321	$41,486,947	-		$50,326,268

At fair value	$9,921,568	47,691,501			57,613,069
Receivable for Fund shares sold	20,225	213,230			233,455
Receivable for investments sold	551,457	10,859			562,316
Interest receivable	7	50			57
Dividends receivable	20,282	29,018			49,300
Other assets	9,680	9,167			18,847
Total Assets	10,523,219	47,953,825	-		58,477,044

LIABILITIES:
Payable for investments purchased	405,750	295,642			701,392
Payable for Fund shares redeemed	104	26,187			26,291
Payable to Adviser	8,597	37,971			46,568
Payable to Custodian	875	6,688			7,563
Distribution fees payable (12b-1)	6,493	-			6,493
Shareholder servicing fees payable	-	7,936			7,936
Accrued expenses and other liabilities	24,479	36,041			60,520
Total Liabilities	446,298	410,465	-		856,763

NET ASSETS	$10,076,921	$47,543,360	-		$57,620,281

NET ASSETS CONSIST OF:
Capital stock	$20,875,610	$48,729,611			$69,605,221
Accumulated net investment income/(loss)	-	-			-
Accumulated net realized loss on investments	(11,880,936)	(7,390,850)			(19,271,786)
Net unrealized appreciation on investments	1,082,247	6,204,599			7,286,846
Total Net Assets	$10,076,921	$47,543,360	-		$57,620,281

Retail Class Shares
Net assets	$10,076,921	$47,543,360			$57,620,281
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	1,492,264	3,708,364	786,031	(A)	4,494,395
Net Asset Value, Redemption Price and Offering Price Per Share	$6.75	$12.82			$12.82

(A) - Adjustment reflects shares issued in conversion.

See notes to the financial statements.

Leuthold Select Industries Fund
Pro Forma
Statements of Operations
For the Year Ended September 30, 2009
(Unaudited)

	Leuthold Select Equities Fund	Leuthold Select Industries Fund	Pro Forma Adjustments		Leuthold Select Industries Pro Forma Combined
INVESTMENT INCOME:
Dividend income (A)	$193,100	$338,749	$-		$531,849
Interest income	2,103	6,636	-		8,739
Total investment income	195,203	345,385	-		540,588

EXPENSES:
Investment advisory fees (Note 3)	124,556	343,639	-		468,195
Administration fees	4,520	12,339	-		16,859
Transfer agent fees	20,237	12,051	-		32,288
Legal fees	401	1,756	-		2,157
Audit fees	15,997	23,215	(15,997)	(B)	23,215
Fund accounting fees	3,214	6,998			10,212
Custody fees	2,467	11,807			14,274
Shareholder servicing fees - Retail Class	-	30,164	10,933	(C)	41,097
Registration fees	30,589	23,799	(30,589)	(B)	23,799
Reports to shareholders	1,321	4,936			6,257
Directors’ fees	874	2,251			3,125
Distribution (Rule 12b-1) fees - Retail Class (Note 3)	30,621	-	(30,621)	(D)	-
Other	581	1,310			1,891

Total expenses	235,378	474,265	(66,274)		643,369
Reimbursement from Adviser	(4,950)	-	4,950	(E)	-
Recoupment by Adviser	-	-	-		-
Net expenses	230,428	474,265	(61,324)		643,369
NET INVESTMENT INCOME/(LOSS)	$(35,225)	$(128,880)	$61,324		$(102,781)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION
Net realized gain (loss) on:
Investments	$(9,287,252)	$(5,916,236)	$-		$(15,203,488)
Investment companies	-	(471,370)	-		(471,370)
Foreign currency and foreign currency translation	-	62	-		62
Net unrealized appreciation (depreciation) during the year on:
Investments	4,506,204	6,148,296	-		10,654,500
Investment companies	-	(20,005)	-		(20,005)
Foreign currency and foreign currency translation	(3)	45	-		42
Net realized and unrealized gain (loss) on investments, investment companies, foreign currency and foreign currency translation	(4,781,051)	(259,208)	-		(5,040,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,816,276)	$(388,088)	$61,324		$(5,143,040)

(A) - Net of foreign taxes withheld of:	3,011	13,090	-		16,101
(B) - The adjustments to audit and registration fees reflect the elimination of duplicate costs or economies of scale.
(C) - The adjustment to shareholder servicing fees reflects the increase in total assets.
(D) - The surviving Fund will have no distribution (Rule 12b-1) fees.
(E) - True-up to reflect combined Fund expenses, average net assets, and expense limitation.

See notes to the financial statements.

Leuthold Select Industries Fund
Pro Forma
Annual Fund Operating Expenses
For the Twelve Months Ended September 30, 2009
(Unaudited)

	Leuthold Select Equities Fund		Leuthold Select Industries Fund	Leuthold Select Industries Pro Forma Combined
Investment advisory fees	1.00%		1.00%	1.00%
Distribution (Rule 12b-1) fees	0.25%		0.00%	0.00%
Shareholder servicing fees	0.00%		0.09%	0.09%
Other Expenses(1)	0.64%		0.30%	0.30%
Total Fund Operating Expenses	1.89%		1.39%	1.39%
Reimbursement from Adviser	-0.04	%(2)	0.00%	0.00%
Net Expenses	1.85%		1.39%	1.39%

Expense Limit	1.85%		1.60%	1.60%

(1)

The Funds indirectly bear a pro rata share of the fees and expenses of each underlying Fund in which they invest. Since Acquired Fund Fees and Expenses are not directly borne by a Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the Fund’s expense table may differ from that presented in the financial highlights. The Acquired Fund Fees and Expenses of each Fund were less than 0.01% and are reflected in the Other Expenses of the Fund.

(2)

The Fund’s investment adviser has agreed to waive its advisory fee to the extent necessary to insure the Net Expenses (excluding Acquired Fund Fees and Expenses) does not exceed 1.85% of average daily net assets. The investment adviser may recover waived fees in subsequent years.

Leuthold Select Industries Fund
Notes to Pro Forma Combining Financial Statements
September 30, 2009 (Unaudited)

1. Description of the Funds and Basis of Combination

The Leuthold Select Equities Fund (the “Target Fund”) and the Leuthold Select Industries Fund (the “Acquiring Fund”) are each separate series of Leuthold Funds, Inc. (the “Company”). The Company was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Target Fund is capital appreciation. The Target Fund commenced operations on May 24, 2006. The investment objective of the Acquiring Fund is also capital appreciation. The Acquiring Fund commenced operations on June 19, 2000.

The pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Target Fund and the Acquiring Fund as if the proposed reorganization occurred as of and for the year ended September 30, 2009. These statements have been derived from books and records utilized in calculating daily net asset value at September 30, 2009. The Acquiring Fund will be the accounting survivor of the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Target Fund and Acquiring Fund included in the annual report dated September 30, 2009.

The reorganization involves the transfer of all of the assets and stated liabilities of the Target Fund to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund, and the pro rata distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund, as provided in the Agreement and Plan of Reorganization. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Target Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other investment assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Funds’ policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. Each of the Funds may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals traded on multiple exchanges will be valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial, and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances, and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in metals earn no investment income and may involve higher custody and transaction costs than investments in securities.

The Funds have adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2009:

Target Fund
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$9,877,307	$-	$-	$9,877,307
Money Market Funds	44,261	-	-	44,261
Total Investments in Securities	$9,921,568	$-	$-	$9,921,568

Acquiring Fund
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$45,278,991	$-	$-	$45,278,991
Preferred Stocks	880,031	-	-	880,031
Exchange Traded Funds	941,395	-	-	941,395
Money Market Funds	591,084	-	-	591,084
Total Investments in Securities	$47,691,501	$-	$-	$47,691,501

3. Fees

The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Adviser”). Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates of 1.00% for the Target and 1.00% for the Acquiring Fund, as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:
Target Fund – 1.85%
Acquiring Fund – 1.60%

Target Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Target Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Target Fund’s shareholders, assists in the maintenance of the Target Fund’s shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Target Fund pursuant to a written agreement approved by the Board of Directors. To the extent such fee is not paid to such persons, the Target Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Target Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

The Acquiring Fund has not adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. The Acquiring Fund is subject to a shareholder servicing fee of up to 0.25%, as described in the Funds’ prospectus.

4. Capital Shares

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to the Target Fund shareholders would have occurred at September 30, 2009 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2009:

	Shares of Acquiring Fund Outstanding	Additional Shares Assumed Issued	Total Outstanding Shares
Class of Shares	Pre-Combination	in Reorganization	Post-Combination
Retail Shares	3,708,364	786,031	4,494,395

5. Federal Taxes

Federal Income Taxes: Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

LEUTHOLD FUNDS, INC.

Part C. Other Information

January 31 , 2010

Item 15.	Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7.	Indemnification.

                        A.     The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                        B.     In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                        C.     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                        D.     Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                        E.     The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                        F.     This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                        G.     “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS.

1.	(a)	Articles of Incorporation. (1)

	(b)	Articles Supplementary. (2)

	(c)	Articles Supplementary. (2)

	(d)	Articles Supplementary. (5)

	(e)	Articles Supplementary. (6)

	(f)	Articles Supplementary. (7)

	(g)	Articles Supplementary. (9)

	(h)	Articles Supplementary. (10)

	(i)	Articles Supplementary. (11)

	(j)	Articles Supplementary. (12)

2.	Bylaws. (1)

3.	None.

4.	Plan of Acquisition and Liquidation (filed herewith).

5.	None.

6.	(a)	Investment Advisory Agreement (Leuthold Core Investment Fund). (1)

	(b)	Investment Advisory Agreement (Leuthold Select Industries Fund). (4)

	(c)	Investment Advisory Agreement (Grizzly Short Fund). (2)

	(d)	Investment Advisory Agreement (Leuthold Asset Allocation Fund). (6)

	(e)	Investment Advisory Agreement (Leuthold Select Equities Fund). (6)

	(f)	Investment Advisory Agreement (Leuthold Undervalued and Unloved Fund). (7)

	(g)	Investment Advisory Agreement (Leuthold Global Fund). (10)

	(h)	Investment Advisory Agreement (Leuthold Global Clean Technology Fund). (12)

	(i)	Investment Advisory Agreement (Leuthold Hedged Equity Fund). (12)

7.	(a)	Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund. (6)

	(b)	Service and Distribution Plan for Leuthold Undervalued and Unloved Fund. (7)

(c) Service and Distribution Plan for Leuthold Global Fund. (10)

(d) Service and Distribution Plan for Leuthold Global Clean Technology Fund. (12)

(e) Service and Distribution Plan for Leuthold Hedged Equity Fund. (12)

8.	None.

9.	Custody Agreement with U.S. Bank National Association. (4)

10.	Amended and Restated Rule 18f-3 Multi-Class Plan. (12)

11.	Opinion of Foley & Lardner LLP regarding legality of issuance of shares (filed herewith).

12.	Form of Opinion of Foley & Lardner LLP regarding tax matters (filed previously ).

13.	(a) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. (4)

(b) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC. (4)

(c) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC.(4)

(d) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund.(2)

(e) Service Plan for Leuthold Core Investment Fund. (3)

14.	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

15.	None.

16.	None.

17.	Not Applicable.

(1)

Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2)

Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(3)

Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(4)

Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(5)

Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.

(6)

Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on May 19, 2006 and its accession number is 0000897069-06-001366.

(7)

Previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on November 13, 2006 and its accession number is 0000897069-06-002390.

(9)

Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 30, 2007 and its accession number is 0000897069-07-000221.

(10)

Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on November 16, 2007 and its accession number is 0000897069-07-002059.

(11)

Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 31, 2008 and its accession number is 0000897069-08-000193.

(12)

Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 28 was filed on November 30, 2009 and its accession number is 0000897101-09-002462.

ITEM 17.	UNDERTAKINGS.

               (1)     The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

               (2)     The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

          As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Minneapolis and State of Minnesota, on the 27 th day of January, 2010 .

LEUTHOLD FUNDS, INC.
(Registrant)

By:	/s/ Steven C. Leuthold
Steven C. Leuthold, President

          As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Steven C. Leuthold	President (Principal Executive	January 27, 2010
Steven C. Leuthold	Officer) and a Director

/s/ Holly J. Weiss	Secretary and Treasurer	January 27, 2010
Holly J. Weiss	(Principal Financial and
Accounting Officer)

	Director	January 27, 2010
Lawrence L. Horsch

/s/ Paul M. Kelnberger	Director	January 27, 2010
Paul M. Kelnberger

/s/ John C. Mueller	Director	January 27, 2010
John C. Mueller

/s/ Addison L. Piper	Director	January 27, 2010
Addison L. Piper

Signature Page

EXHIBIT INDEX

Exhibit No.		Exhibit

1.	(a)	Articles of Incorporation. *

	(a)	Articles Supplementary. *

	(b)	Articles Supplementary. *

	(c)	Articles Supplementary. *

	(d)	Articles Supplementary. *

	(e)	Articles Supplementary. *

	(f)	Articles Supplementary. *

	(g)	Articles Supplementary. *

	(h)	Articles Supplementary. *

	(i)	Articles Supplementary. *

2.	Bylaws. *

3.	None.

4.	Plan of Acquisition and Liquidation (filed herewith).

5.	None.

6.	(a)	Investment Advisory Agreement (Leuthold Core Investment Fund). *

	(b)	Investment Advisory Agreement (Leuthold Select Industries Fund). *

	(c)	Investment Advisory Agreement (Grizzly Short Fund). *

	(d)	Investment Advisory Agreement (Leuthold Asset Allocation Fund). *

	(e)	Investment Advisory Agreement (Leuthold Select Equities Fund). *

	(f)	Investment Advisory Agreement (Leuthold Undervalued and Unloved Fund). *

	(g)	Investment Advisory Agreement (Leuthold Global Fund). *

	(h)	Investment Advisory Agreement (Leuthold Global Clean Technology Fund). *

	(i)	Investment Advisory Agreement (Leuthold Hedged Equity Fund). *

7.	(a)	Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund. *

	(b)	Service and Distribution Plan for Leuthold Undervalued and Unloved Fund. *

	(c)	Service and Distribution Plan for Leuthold Global Fund. *

	(d)	Service and Distribution Plan for Leuthold Global Clean Technology Fund. *

	(e)	Service and Distribution Plan for Leuthold Hedged Equity Fund. *

8.	None.

9.	Custody Agreement with U.S. Bank National Association. *

10.	Amended and Restated Rule 18f-3 Multi-Class Plan. *

11.	Opinion of Foley & Lardner LLP regarding legality of issuance of shares (filed herewith).

Exhibit Index

Exhibit No.		Exhibit

12.	Form of Opinion of Foley & Lardner LLP regarding tax matters. *

13.	(a)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. *

	(b)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC. *

	(c)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC. *

	(d)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund. *

	(e)	Service Plan for Leuthold Core Investment Fund. *

14.	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

15.	None.

16.	None.

17.	Not Applicable.

*Filed previously.

Exhibit Index